PENNICHUCK CORPORATION
                               4 Water Street
                         Nashua, New Hampshire 03061

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            Friday, April 18, 1997

To the Shareholders of Pennichuck Corporation:

      Notice is hereby given that the Annual Meeting of Shareholders of Pennichuck Corporation ("Company") will be held at 3:00 p.m. on Friday, April 18, 1997, at the Nashua Marriott Hotel, 2200 Southwood Drive, Nashua, New Hampshire for the following purposes:

      (1)  To elect three directors;

      (2) To ratify the appointment by the Board of Directors of the firm of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending December 31, 1997; and

      (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on March 14, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Your attention is directed to the attached Proxy Statement.


                                       By Order of the Board of Directors,


                                       JAMES L. SULLIVAN, JR.
                                       Secretary

Nashua, New Hampshire
March 19, 1997


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHTS TO VOTE AT THE MEETING IF THE PROXY IS REVOKED AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                         ---------------------------
                           PENNICHUCK CORPORATION
                               4 Water Street
                         Nashua, New Hampshire 03061
                         ---------------------------


                               PROXY STATEMENT
                                     for
                       ANNUAL MEETING OF SHAREHOLDERS
                                to be held on
                               April 18, 1997

                             GENERAL INFORMATION

      This Proxy Statement and the accompanying proxy are being mailed to shareholders beginning on or about March 19, 1997. They are furnished in connection with the solicitation of proxies by the Board of Directors of Pennichuck Corporation ("Company") for use at the Annual Meeting of Shareholders to be held on Friday, April 18, 1997, and at any adjournment or adjournments thereof. Holders of the Company's common stock are entitled to one vote for each share held of record at the close of business on March 14, 1997. Shareholders are not entitled to cumulate their votes. On March 14, 1997, 747,665 shares of common stock of the Company were issued and outstanding, all of which were entitled to vote, and 2,641 shares were held as treasury stock.

      A copy of the Annual Report to Shareholders for the year ended December 31, 1996 accompanies this Proxy Statement.

                              VOTING PROCEDURES

      If the accompanying proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with any choice specified. Where no choice is specified, executed proxies will be voted: (1) FOR the election of the three nominees as directors of the Company; and (2) FOR the ratification of the appointment of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending December 31, 1997. If any matters not specified in this Proxy Statement are properly brought before the Annual Meeting, the shares represented by executed proxies will be voted at the discretion of the proxy holders. As of the date hereof, management is not aware of any other matters to be voted upon.

      Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering a duly executed written notice of revocation to the Secretary of the Company at the above address, by executing and delivering to the Secretary another duly executed proxy dated as of a later date, or by voting in person at the Annual Meeting.

      In addition to the solicitation of proxies by mail, the directors, officers and regular employees of the Company may also solicit proxies personally or by telephone or other means. None of such directors, officers and employees will receive any compensation for such solicitation activities beyond their usual compensation. All costs of soliciting proxies, including reimbursement of certain brokers, fiduciaries and nominees for their expenses in obtaining voting instructions from beneficial owners, will be borne by the Company.

      The Company's Bylaws require that the holders of a majority of all shares of common stock outstanding and entitled to vote at a meeting be present in person or by proxy at a meeting of shareholders in order to constitute a quorum for the transaction of business. When a quorum is present, the Bylaws of the Company also require the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy, and voting, at the meeting in order to elect directors and to ratify the appointment of Arthur Andersen LLP. An abstention from voting on a particular matter, or, where a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, will have the same effect as a vote withheld on the election of directors or as a vote against another matter submitted to the shareholders for vote, as the case may be.

                             GENERAL DISCLOSURES

Security Ownership of Certain Beneficial Owners

      To the best knowledge of the Company, and except as otherwise indicated below (see "Security Ownership of Management"), the following are the only person(s) or group of persons, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, ("Exchange Act") who beneficially owned more than 5% of the Company's outstanding common stock as of March 7, 1997. The following table, based on filings with the Securities and Exchange Commission, sets forth information with respect to the shares of the Company's common stock owned by such person or group of persons.

Name and Address of         Amount and Nature of    % of Common Stock
Beneficial Owner            Beneficial-Ownership    Outstanding(2)
-------------------         --------------------    -----------------

Katherine C. O'Neill(l)            39,809                 5.1%
34 Raymond Street
Nashua, NH 03060

--------------------
<F1>  Katherine C. O'Neill claims sole voting and sole dispositive power over all of such shares.
<F2>  Calculation of percentages is based upon a total of 775,635 shares, which total includes shares outstanding and entitled to vote of
      747,665, plus 27,970 shares which have not been issued but which may be issued within 60 days of March 7, 1997 if persons having rights to exercise stock options within such period exercise such rights.


Security Ownership of Management

      To the best knowledge of the Company, the following table sets forth information as of March 7, 1997 with respect to the shares of the Company's common stock beneficially owned by each nominee and director, and by all directors and officers as a group:

                                       Amount and         % of Common
                                       Nature of          Stock Out-
                                       Beneficial         standing (if
      Name of Beneficial Owner         Ownership(l)(3)    more than 1%)(2)
      ------------------------         ---------------    ----------------

      Maurice L. Arel(3)(7)                16,683               2.2%
      Joseph A. Bellavance(3)(4)            6,608                 -
      Frank B. Clancy(5)                   28,207               3.6
      Charles E. Clough                     1,464                 -
      Stephen J. Densberger(3)(7)           6,120                 -
      Robert P. Keller                        779                 -
      Hannah M. McCarthy                      100
      Charles J. Staab(3)(7)                5,220                 -
      Davis P. Thurber(5)(6)               91,503              11.8

      All directors and
      officers as a group
      (I2 persons) (3)(7)(8)              157,063              20.3%

--------------------
<F1>  Shares beneficially owned means shares over which a person exercises sole or shared voting or investment power or shares of which a person has the right to acquire beneficial ownership within 60 days of March
      7, 1997.  Unless otherwise noted, the individuals and group above have sole voting and investment power with respect to shares beneficially owned.
<F2>  Calculation of percentages is based upon a total of 775,635 shares, which total includes shares outstanding and entitled to vote of
      747,665, plus 27,970 shares which have not been issued but which may be issued within 60 days of March 7, 1997 if persons having rights to exercise stock options within such period exercise such rights.
<F3>  The individuals and group noted above have sole voting and investment power with respect to shares beneficially owned, except as stated in notes (4) through (7) below and except that voting and investment power is shared as follows: Mr. Arel - 2,507 shares, Mr. Bellavance -
      2,786 shares, Mr. Densberger - 1,270 shares, Mr. Staab - 1,420 shares, and non-director officers as a group - 1, 137 shares.
<F4>  Mr. Bellavance disclaims beneficial ownership of 989 of these shares.
<F5>  Includes 5,478 shares owned by the Charles H. Nutt Surgical Hospital
      Trust, of which Mr. Clancy and Mr. Thurber are two of seven Trustees.
      Mr. Clancy and Mr. Thurber share voting and investment power with the other Trustees over these shares; Mr. Clancy and Mr. Thurber each disclaim beneficial ownership of these shares.  These shares are held in trust by the Trust Department of Bank of New Hampshire (see note
      8).
<F6>  Includes 82,168 shares held in trust by the Trust Department of Bank of
      New Hampshire (inclusive of shares owned by the Charles H. Nutt
      Surgical Hospital Trust - see note 5).  Mr. Thurber is one of nine members of the Trust Investment Committee of Bank of New Hampshire and
      as such, shares with the other members of the Committee power over investment and voting of such shares.  Mr. Thurber disclaims beneficial ownership of these shares.
<F7>  Includes shares subject to unexercised stock options previously granted which officers have a right to acquire within 60 days of March 7,
      1997.  Mr. Arel holds options to acquire 7,000 shares, Mr. Densberger holds options to acquire 4,600 shares, Mr. Staab holds options to acquire 3,800 shares and the officers of the Company as a group hold options to acquire a total of 20,120 shares within 60 days of March 7,
      1997.
<F8>  In computing the aggregate number of shares beneficially owned by directors and officers as a group, the 5,478 shares owned by the
      Charles H. Nutt Surgical Hospital Trust, of which Mr. Clancy and Mr.
      Thurber are Trustees, all of which shares are held in trust by the
      Trust Department of the Bank of New Hampshire, of which Mr. Thurber is a member of the Trust Investment Committee thereof (see notes 5 and
      6), are counted only once.

                            ELECTION OF DIRECTORS

General

      The Company's Board of Directors consists of nine members. The Articles of Incorporation classify the directors into three classes, each serving for three years, with one class being elected each year. The Board has nominated Maurice L. Arel, Joseph A. Bellavance and Robert P. Keller, three incumbent directors whose terms expire at this Annual Meeting, for re-election to three-year terms expiring at the Annual Meeting of Shareholders in 2000.

      The Board of Directors recommends a vote FOR the election of the three nominees as directors of the Company.

Information as to Nominees and Continuing Directors

      Unless otherwise directed in the proxy, each proxy executed and returned by a shareholder will be voted FOR the election of the three nominees. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All nominees have indicated to the Company their willingness to be nominated as directors and to serve as directors if elected. At this time, the Board of Directors knows of no reason why any of the nominees listed below would not be able to serve as a director if elected.

      The following table sets forth information concerning the three persons nominated to serve on the Board of Directors and concerning the other directors continuing in office beyond the Annual Meeting.

                                                                 Other
                                   Director      Year Present    Position
                                   of Company    Term Will       With
Nominees (1)                Age    Since         Expire          Company
------------                ---    ----------    ------------    --------

Maurice L. Arel             59     1984          1997            President and
                                                                 Chief Executive
                                                                 Officer

Joseph A. Bellavance        57     1983          1997            ---

Robert P. Keller            59     1983          1997            ---


Continuing Directors (1)
------------------------

Charles E. Clough           66     1968          1998            ---
Frank B. Clancy             75     1975          1998            ---
Davis P. Thurber            71     1983          1998            ---

Hannah M. McCarthy          50     1994          1999            ---
Stephen J. Densberger       46     1986          1999            Executive
                                                                 Vice President
Charles J. Staab            47     1986          1999            Vice President-
                                                                 Treasurer

--------------------
<F1>  All nominees and continuing directors, except Messrs.  Densberger and
      Staab, are also directors of the Company's wholly-owned subsidiaries,
      Pennichuck Water Works, Inc. and The Southwood Corporation.  Mr.
      Densberger is a director of Pennichuck Water Works, Inc.  Messrs.
      Arel, Densberger and Staab are also directors and officers of the
      Company's third wholly-owned subsidiary, Pennichuck Water Service
      Corporation.

      The business experience of each of the above nominees, continuing directors and of the executive officers of the Company during the last five years, and certain other pertinent information, is as follows:

      Maurice L. Arel - Mr. Arel has served as President, Chief Executive Officer and a Director of the Company since October 1984. Mr. Arel also serves as President, Chief Executive Officer and a Director of the Company's subsidiaries Pennichuck Water Works, Inc., The Southwood Corporation and Pennichuck Water Service Corporation. He is the former Mayor of the City of Nashua, having served from 1977 to 1984. He received his Bachelor of Arts degree in Chemistry from St. Anselm College and his Master of Science degree in Physical Chemistry from St. John's University. He is a Commissioner of the Nashua Police Department, a Director of Fleet Bank - NH and Blue Cross/Blue Shield of New Hampshire, a director of Freedom Energy Company, LLC, a Trustee of St. Anselm College of Manchester, New Hampshire and a member of the Board of Trustees of the Public Library of Nashua. He serves as a member of the Safe Drinking Water Advisory Council to the Administrator of the USEPA. He is a member of the National Association of Water Companies, the American Chemical Society, the American Water Works Association and the New England Water Works Association.

      Joseph A. Bellavance - Mr. Bellavance is President and General Manager of Bellavance Beverage Company, Inc. and President of Bellavance Realty Corporation, both of Nashua. He received his Bachelor of Science degree in Business Administration from the University of New Hampshire. He is a Director of the New Hampshire Wholesale Beverage Association, "New Hampshire The Beautiful," and a member of the American Legion and the Nashua Rotary Club.

      Frank B. Clancy - Mr. Clancy was a practicing attorney in Nashua, New Hampshire and is now retired. He is former President and a former Director of the firm of Clancy and O'Neill, Professional Association of Nashua. He received an A.B. from Harvard College and holds an L.L.B. from Harvard Law School. Mr. Clancy serves as President of the Board of Trustees of the Mary
A. Sweeney Home, as a Trustee and Clerk of the Board of Trustees of the Charles H. Nutt Surgical Hospital and Chairman of the Board of Trustees of the Public Library of Nashua. He is a past-president of the Nashua Rotary Club, the Nashua Chamber of Commerce and the Nashua Bar Association.

      Charles E. Clough - Mr. Clough is currently President of Freedom Energy Company, LLC. He holds a Master of Business Administration degree from the Amos Tuck School of Business and was affiliated with Nashua Corporation from 1957 until 1995. Mr. Clough also serves as a Director of Hitchiner Manufacturing Company, Inc. of Milford, New Hampshire.

      Stephen J. Densberger - Mr. Densberger is Executive Vice President of the Company and has been affiliated with the Company since 1974. Mr. Densberger was the Treasurer of the Company from 1978 to 1983. He holds a Master of Business Administration degree from the Whittemore School of Business and Economics of the University of New Hampshire. He is past President of the New Hampshire Water Works Association, past President of the New England Water Works Association, and is a member of the City of Nashua Board of Assessors. Mr. Densberger also serves as Executive Vice President of Pennichuck Water Works, Inc. and as Vice President of The Southwood Corporation and Pennichuck Water Service Corporation.

      Robert P. Keller - Mr. Keller is a Certified Public Accountant. From April 27, 1990 until October 10, 1991 he served as President and Chief Executive officer of Dartmouth Bank of Manchester, New Hampshire and from October 10, 1991 until June 6, 1994, as President and Chief Executive Officer of New Dartmouth Bank, also of Manchester, New Hampshire. From August 22, 1994 until March 15, 1995, he served as President and Chief Executive Officer of Independent Bancorp of Arizona, Inc. of Phoenix, Arizona and Chairman and Chief Executive Officer of Caliber Bank, also of Phoenix, Arizona. Since June 1995, he has served as President and Chief Executive Officer of Dartmouth Capital Group, Inc., and since September 30, 1995, as Chairman, President and Chief Executive Officer of Commerce Security Bancorp, Inc. of Huntington Beach, California. He is also a director of Freedom Energy Company, LLC, Source One Mortgage Servicing Company, White Mountain Holdings, Inc. and Centricut, Inc.

      Hannah M. McCarthy - Ms. McCarthy is currently President of Daniel Webster College in Nashua, New Hampshire, a position which she has held since June, 1980. She earned her B.A. at Simmons College, and has done graduate work at Rivier College and New Hampshire College. Ms. McCarthy serves as a Director of the New Hampshire College and University Council and the Boys & Girls Club of Nashua.

      Charles J. Staab - Mr. Staab is Vice President, Treasurer and Chief Financial Officer of the Company and has been Treasurer since 1983. He holds a Master of Business Administration degree from Rivier College, and is a Certified Public Accountant. He is a past Director of the Nashua Childrens' Association and the United Way of Greater Nashua, a member of the Finance Committee of the National Association of Water Companies and President of the Northern New England chapter of the Financial Executives Institute. Mr. Staab also serves as Vice President and Treasurer of Pennichuck Water Works, Inc., The Southwood Corporation and Pennichuck Water Service Corporation.

      Davis P. Thurber - Mr. Thurber is Chairman of the Bank of New Hampshire Corporation of Manchester, New Hampshire and since April 1996, he has been a Director of Peoples Heritage Financial Group, Inc. of Portland, Maine. He has been affiliated with the Bank of New Hampshire since 1949 and served as its President from March 1981 to April 1996. He is a trustee of the Charles H. Nutt Surgical Hospital, Nashua, New Hampshire.

      Bonalyn J. Hartley - Ms. Hartley has been with the Company since 1979 and was elected Vice President-Controller of the Company, Pennichuck Water Works, Inc. and The Southwood Corporation in 1991. She is also a director and officer of Pennichuck Water Service Corporation. She is a graduate of Rivier College with a Bachelor of Science Degree in Business Management. Ms. Hartley serves as a Director and past Chairperson of Home Health and Hospice Care of Nashua and Merrimack, New Hampshire, a trustee of Southern New Hampshire Regional Medical Center and a Trustee of the YWCA in Nashua, New Hampshire. She is also a Director of the New England Chapter of the National Association of Water Companies and a member of the New England Water Works Association. Ms. Hartley is 52 years old.

      Donald L. Ware - Mr. Ware is Vice President of Engineering for the Company. He joined the Company in April 1995 and also serves as the Vice President of Engineering for Pennichuck Water Works, Inc. and The Southwood Corporation . Prior to joining the Company, Mr. Ware was the general manager of the Augusta Water District in Augusta, Maine. He holds a Bachelor of Science degree in Civil Engineering from Bucknell University and is a licensed professional engineer in New Hampshire and Maine. Mr. Ware is 39 years old.

      During the year ended December 31, 1996, the Board of Directors of the Company held seven meetings. The Board of Directors has established an Audit Committee, a Compensation and Benefits Committee and a Nominating Committee. These committees served the specific functions, and held the number of meetings, as described below. Each director nominee and continuing director, except for Mr. Thurber, attended 75% or more of the total of the number of meetings of the Board of Directors and the number of meetings of all committees of the Board on which he or she served.

Audit Committee

      The Audit Committee, presently comprised of Messrs. Keller and Bellavance and Ms. McCarthy, met twice in 1996. The Audit Committee is required to recommend an independent firm to serve as the Company's auditors and to review with such firm the scope of its audit and its findings with respect thereto.

Compensation and Benefits Committee

      The Compensation and Benefits Committee, comprised of Messrs. Clough, Clancy and Keller, held four meetings in 1996. The Compensation and Benefits Committee is charged generally (i) to establish compensation for employees of the Company, (ii) to monitor the operation of the Company's qualified noncontributory, defined benefit pension plan and the Company's Savings Plan for Employees and the performance of the trustee and administrator of these Plans, and to recommend changes to the Board, as and when appropriate, and (iii) to administer the Company's 1985 and 1995 Stock Option Plans.

Nominating Committee

      The Nominating Committee, comprised of Messrs. Bellavance and Thurber and Ms. McCarthy, met once during 1996. The Nominating Committee is charged generally with recommending for nomination to the Board of Directors, and as officers of the Company, those available individuals who are best qualified to serve in such capacities. The Nominating Committee will consider recommending names submitted by shareholders for nomination as Directors provided that such names are delivered to the Secretary of the Company by December 15 preceding the annual meeting at which such nominations will be acted upon.

Compensation of Directors

      The Directors of the Company currently receive a fee of $6,000 annually and $600 for each Board and committee meeting they attend. Each Committee Chairman also receives an additional $1,500 annually. Directors who are also salaried employees of the Company do not receive any separate compensation for services as a Director of the Company or of its subsidiaries.

                     SECTION 16(a) BENEFICIAL OWNERSHIP
                            REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and beneficial owners of more than ten percent of the Company's common stock, to file reports of ownership and changes in ownership of such common stock with the Securities and Exchange Commission ("SEC"). Generally, these persons must file such reports at the time they first become subject to Section 16(a) reporting, and thereafter on a monthly basis following a change in ownership, if any. Officers, directors and such greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. The Company is required by SEC regulation to identify in its proxy statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, and written representations from each of such persons that no other reports were required, the Company believes that during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with on a timely basis.


                           EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

Executive Officers

      The following table sets forth information for the fiscal years ended December 31, 1996, 1995 and 1994 concerning the compensation paid to the Chief Executive Officer and the other highest paid executive officer ("Named Executive Officer") for services performed in all capacities; no other executive officer of the Company received total cash compensation in excess of $100,000 during the fiscal year ended December 31, 1996.

                                                                                 Securities
Name and Principal          Fiscal Year                                          Underlying    All Other
Position                    End Dec 31     Salary      Bonus (1)    Other (2)    Options       Compensation (3)
------------------          -----------    ------      ---------    ---------    ----------    ----------------

Maurice L. Arel,
President and Chief
Executive Officer           1996           $133,006    $33,551        -0-        1,000         $36,902
                            1995           $128,250    $15,384        -0-        2,000         $36,136
                            1994           $123,387    $14,558        -0-        2,000         $35,949

Stephen J. Densberger,
Executive Vice President    1996           $ 87,050    $14,360        -0-         500          $ 3,314
                            1995           $ 83,021    $ 7,521        -0-       1,500          $ 2,938
                            1994           $ 80,561    $ 7,925        -0-       1,500          $ 1,855

--------------------
<F1>  Bonus awards for services rendered during such year and paid in the following year.
<F2>  No information is given with respect to other compensation paid to or distributed in kind where such compensation did not exceed the lesser of $50,000 or 10% of the total reported salary and bonus.
<F3>  For the fiscal years ended December 31, 1996, 1995 and 1994, respectively, for Mr. Arel includes (i) the cost to the Company for the purchase of a term life insurance policy ($2,102, $2,192 and
      $2,192), (ii) Company contributions to the elective Savings Plan for
      Employees of Pennichuck Corporation ($4,530, $4,209 and $4,022) and
      (iii) Company contributions to insurance premium paid with respect to
      Insurance Funded Deferred Compensation Agreement ($30,270, $29,735 and
      $29,735). For fiscal years ended December 31, 1996, 1995 and 1994, respectively, for Mr. Densberger includes (i) the cost to the Company for the purchase of a term life insurance policy ($477, $442 and $442)
      and (ii) Company contributions to the elective Savings Plan for
      Employees of Pennichuck Corporation ($2,837, $2,496 and $1,413).

Stock Option Grants During the Fiscal Year Ended December 31, 1996

      The following table sets forth information concerning the grant of stock options to acquire shares of the Company's common stock under the 1995 Stock Option Plan to the Chief Executive Officer and the Named Executive Officer during the fiscal year ended December 31, 1996.

                                             Individual Grants (1)
                            Number of       ------------------------
                           Securities         Percent of Total
                           Underlying         Options Granted to           Exercise       Expiration
Name                     Options Granted    Employees in Fiscal Year    Price($/Share)       Date
----                     ---------------    ------------------------    --------------    ----------

Maurice L. Arel              1,000                    22%                   $17.25        Jan 12, 2006

Stephen J. Densberger          500                    11%                   $17.25        Jan 12, 2006

--------------------
<F1>  The exercise price of the options granted is equal to the fair market value of the Company's common stock on the date of grant.  The options are exercisable on the date of the grant and expire ten years thereafter.

Stock Option Exercises and Fiscal Year End Values

      The following table sets forth information concerning the exercise of stock options by the Chief Executive Officer and the Named Executive Officer during the fiscal year ended December 31, 1996, and the number and value of unexercised options held by those officers at fiscal year end. The value of unexercised, in-the-money options at December 31, 1996, is the difference between its exercise price and the fair market value of the underlying stock on such date. These values have not been, and may never be, realized. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of Company common stock on the date of exercise.

                                                                                     Value of Unexercised In-the-
                                                        Number of Unexcercised       Money Options at Fiscal Year
                            Shares                    Options at Fiscal Year End               End (1)
                           Acquired       Value      ----------------------------    ----------------------------
Name                      On Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
----                      -----------    --------    -----------    -------------    -----------    -------------

Maurice L. Arel              -0-            -0-         6,000            -0-           $8,750            -0-

Stephen J. Densberger        -0-            -0-         4,100            -0-           $6,000            -0-

--------------------
<F1>  The closing bid price of the Company's common stock as reported on the
      Nasdaq National Market System on December 31, 1996 was $16.25 per
      share and is used in calculating the value of unexercised options.

                  RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      The Board of Directors, as recommended by its Audit Committee, has appointed Arthur Andersen LLP as the independent accountants for the Company for the fiscal year ending December 31, 1997, subject to ratification of the shareholders. The Board of Directors recommends a vote FOR the ratification of the appointment of Arthur Andersen LLP as independent accountants for the Company to audit the books and accounts of the Company for the fiscal year ending December 31, 1997. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment. Representatives of Arthur Andersen LLP will be in attendance at the Annual Meeting and will have the opportunity to make a statement, should they desire to do so, and are expected to be available to respond to questions.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Maurice L. Arel, the Company's President and Chief Executive Officer, is a director of Fleet Bank-NH. The Company has available a $4,500,000 unsecured line of credit with Fleet Bank-NH at the bank's base lending rate. At December 31, 1996, the outstanding balance on this line of credit was $3,195,000. The Company also maintains its primary depository and disbursing accounts with Fleet Bank-NH.

                           SHAREHOLDERS' PROPOSALS

      Shareholders who desire to present proposals for consideration by the Company's shareholders at the next Annual Meeting of Shareholders, which will be held on or about April 17, 1998, will be required to advise the Company in writing of the proposal on or prior to December 1, 1997.

                                OTHER MATTERS

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than those items set forth in the Proxy Statement. The enclosed proxy confers upon each person entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with his or her best judgment with respect to any other matters which may properly be presented for action at the meeting.



                          FIRST SIDE OF PROXY CARD


                           PENNICHUCK CORPORATION
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned shareholder of Pennichuck Corporation ("Company") hereby appoints Frank B. Clancy and Charles E. Clough, and each of them, with full power of substitution in each, as proxies for the undersigned to vote, as designated below, all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 3:00 p.m. on Friday April 18, 1997 at the Nashua Marriot Hotel, 2200 Southwood Drive, Nashua, New Hampshire, or any adjournments thereof.

      This proxy when properly executed will be voted as directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company at 4 Water Street, Nashua, New Hampshire, either a written revocation of the proxy or a duly executed substitute bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement.

      If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.


                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                    ----------------------
                                                    |  SEE REVERSE SIDE  |
                                                    ----------------------

                          SECOND SIDE OF PROXY CARD


[x]  Please mark
 votes as in
 this example.

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.


1. Election of Directors
Nominees: Maurice L. Arel, Joseph A. Bellavance and Robert P. Keller
[  ]   FOR       [  ]   WITHHELD

[  ] _________________________________
     For all nominees except as noted above

                                                      FOR   AGAINST   ABSTAIN
2. Proposal to ratify the appointment by              [ ]   [ ]       [ ]
the Board of Directors of Arthur
Andersen LLP as independent
accountants of the Company for the
fiscal year ending December 31, 1997.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders, or any adjournments thereof.


                   MARK HERE    [   ]
                   FOR ADDRESS
                   CHANGE AND
                   NOTE AT LEFT


IMPORTANT: THIS IS YOUR PROXY. Please date, sign and return this proxy promptly in the enclosed envelope.


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



Signature: ______________  Date: _____   Signature: ______________  Date: ____